UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                          April 3, 2008

CYBERMESH INTERNATIONAL CORP. (Exact name of registrant as specified in its charter)

Nevada	000-52207	98-0512139
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

200-245 East Liberty Street, Reno, NV 89501 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code 604-893-8778

Smokers Lozenge Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

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Item 5.03         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective April 3, 2008, we completed a merger with our subsidiary, Cybermesh International Corp. As a result, we have changed our name from “Smokers Lozenge Inc.” to “Cybermesh International Corp.” We have changed the name of our company to better reflect the proposed future direction and business of our company.

Item 7.01         Regulation FD Disclosure

The name change became effective with the Over-the-Counter Bulletin Board at the opening for trading on April 3, 2008 under the new stock symbol “CBMH”. Our new CUSIP number is 232496 109.

Item 9.01 Financial Statements and Exhibits

3.01	Articles of Merger filed with the Nevada Secretary of State on March 19, 2008, effective April 3, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYBERMESH INTERNATIONAL CORP.

/s/ Dudley Delapenha
Dudley Delapenha, President

Date: April 7, 2008

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